UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2025
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.    ☐

Item 7.01. Regulation FD Disclosure

As previously announced, the boards of directors of Chess Bidco Limited (“Bidco”), a newly-established indirect wholly-owned subsidiary of FirstCash Holdings, Inc. (the “Company”), and H&T Group plc, a company incorporated in England and Wales (“H&T”), agreed on the terms of a recommended final* cash acquisition, pursuant to which Bidco will acquire the entire issued and to be issued share capital of H&T (the “Acquisition”) by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”).

On July 30, 2025, Bidco and H&T announced that the UK Financial Conduct Authority had given the requisite approval of the Acquisition. The Acquisition is now expected to be consummated and become effective on August 14, 2025, subject to the satisfaction (or, where applicable, the waiver) of the remaining closing conditions, which include the sanction of the Scheme by the High Court of Justice of England and Wales at a hearing which is scheduled to take place on August 12, 2025. A copy of this announcement is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

* The financial terms of the Acquisition are final and will not be increased or improved, except that Bidco reserves the right to increase the amount of the cash consideration payable by it (i) if there is an announcement on or after 14 May 2025 of a possible offer or a firm intention to make an offer for H&T by a third party or (ii) with the consent of the UK’s Panel on Takeovers and Mergers (which will be granted only in wholly exceptional circumstances).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Announcement, dated July 30, 2025, of Update on Conditions and Timetable
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

Forward-Looking Statements

This Form 8-K and the exhibits hereto contains forward-looking statements regarding, among other things, the Acquisition, the anticipated benefits and timing of the Acquisition, the anticipated financing of the Acquisition and the business, financial condition, outlook and prospects of the Company and H&T. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “outlook,” “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. With respect to the Acquisition, these factors, risks and uncertainties include, without limitation, the risk that the Acquisition may not be consummated or the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; the risk that Company will incur additional indebtedness to finance the Acquisition, which may not be on favorable terms to the Company; the risk that H&T will not be combined and integrated successfully; the risk that the cost savings, synergies and growth from the Acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on acquisition-related issues; the risk that costs associated with the integration of H&T is higher than anticipated; inherent risks resulting from Company’s entry into a new geographical market, including exposure to local economic and political conditions, exchange rate fluctuations and the extensive regulatory regime in the UK; risk related to the ability to hire and retain key H&T personnel; and the effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs.

Additional risks and uncertainties with respect to the Company are discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports the Company files with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Publication on website

In accordance with Rule 26.1 of the City Code on Takeovers and Mergers (the “Code”), a copy of this announcement will be made available, subject to certain restrictions, on the Company’s website at https://investors.firstcash.com/ by no later than 12 noon (London time) on the business day following publication of this announcement. For the avoidance of doubt, the contents of any websites referred to in this announcement are not incorporated into and do not form part of this announcement.

Right to request hard copies

In accordance with Rule 30.3 of the Code, a person so entitled may request a hard copy of this announcement (and any document or information incorporated into it by reference to another source) by contacting H&T’s registrars, Equiniti, by writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom or by calling them during business hours on +44 (0)371 384 2030. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls are charged at the standard geographical rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement (and any document or information incorporated by reference into this announcement) will not be sent unless so requested. In accordance with Rule 30.3 of the Code, such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be sent in hard copy form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2025	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial Officer and Principal Accounting Officer)

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